EXHIBIT 10.3

ADDENDUM NO. 2 TO AMENDMENT NO. 1
TO
VENDOR AGREEMENT

THIS ADDENDUM NO. 2 to AMENDMENT NO. 1 is dated as of the 31st day of May, 2011 (the “Effective Date”), and is attached to and made a part of Amendment No. 1 dated August 22, 2006 (“Amendment”) to Vendor Agreement dated March 31, 2009 (which superseded the Vendor Agreement dated April 6, 2004) (the “Agreement”), by and between AutoZone Parts, Inc. (“AutoZone”) and Motorcar Parts of America, Inc. (“MPA”).  All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

1.	As of May 31, 2011, the parties agree that subparagraph 2.b. of the Amendment is hereby deleted in its entirety and replaced with the following:

“(i)  For each Subsequent Reconciliation Quarter, within the later of (i) forty-five days following the end of the relevant Subsequent Reconciliation Quarter or (ii) five (5) business days following the Subsequent Reconciliation Quarter’s final core reconciliation, AutoZone will pay MPA an amount calculated as follows:

[*] multiplied by (core unit inventory of the Products at the beginning of the Subsequent Reconciliation Quarter plus unit purchases of the core Products received by AutoZone during the Subsequent Reconciliation Quarter minus unit returns of Product Cores to Vendor during the Subsequent Reconciliation Quarter minus unit inventory of the core Products at the end of the Subsequent Reconciliation Quarter minus any Carryover).

(ii) However, if the calculation set forth in 2.b.(i) results in a negative balance during any Subsequent Reconciliation Period during the term of this Amendment, the parties agree that the number of excess Returned Cores will be carried forward to the next Subsequent Reconciliation Quarter (a “Carryover”).

(iii) In the event that this Amendment or the Agreement is terminated as provided for in this Amendment or the Agreement, and the calculation in 2.b.(i)  results in a negative balance during the final Subsequent Reconciliation Period, then AutoZone shall be entitled to a credit equal to the absolute value of the calculation set forth in 2.b.(i).”

2.	As of May 31, 2011, the parties agree that paragraph 5. of the Amendment is hereby deleted in its entirety and replaced with the following:

“In the event that AutoZone stops doing business with MPA, without cause, or the Agreement is otherwise terminated by AutoZone, then AutoZone shall, at AutoZone’s sole option, either (i) [*] or (ii) AutoZone will [*] pursuant to the terms of the Agreement and will [*] at [*] per Core until such time as AutoZone no longer has possession of any such Products but in all events any balance owed for Cores will be made [*].

[*] = CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.           The parties agree that the SKU numbers set forth in Exhibit 1 of this Addendum will be added to Exhibit A of the Amendment as of the Effective Date.

4.           Except as set forth herein, all other terms and conditions of the Agreement, as amended, shall remain in full force and effect and are hereby ratified and affirmed.

5.           This Addendum shall take precedence in the event any terms and conditions of the Agreement or the Amendment conflicts herewith.

6.           Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have caused this Addendum to be duly executed as of the 31st day of May, 2011.

AUTOZONE PARTS, INC.		MOTORCAR PARTS OF AMERICA, INC.

By:	[*]	By:	/s/ Selwyn Joffe
Name:	[*]	Name:	Selwyn Joffe
Title:	[*]	Title:	Chairman, President & CEO
Date:		Date:

By:	[*]
Name:	[*]
Title:	[*]
Date:

[*] = CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 1

Part numbers	Description
[*]	[*]

[*] = CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.